MREIC

SIEMENS

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

Table of Contents

Page

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

FFO and FAD Reconciliation	5

Financial Highlights	6

Consolidated Statements of Cash Flows	7

Capital Structure and Leverage Ratios	8

Debt Maturity	9

Property Table by Tenant	10

Property Table by State	11

Lease Expirations	12

Property Table	13

Definitions	15

Press Release Dated December 12, 2012	16

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, net operating income, EBITDA, funds available for distribution and net operating income, which are REIT industry financial measures that are not calculated in accordance with generally accepted accounting principles. Please see page
15 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-K.

Consolidated Balance Sheets
(unaudited)
	September 30,	September 30,
ASSETS	2012	2011
Real Estate Investments:
Land	$ 88,887,014	$ 82,115,823
Buildings and Improvements	459,425,689	394,815,902
Total Real Estate Investments	548,312,703	476,931,725
Accumulated Depreciation	(79,345,279)	(67,908,169)
Net Real Estate Investments	468,967,424	409,023,556

Real Estate Held for Sale	-	2,561,727
Cash and Cash Equivalents	24,650,858	6,376,808
Securities Available for Sale at Fair Value	61,685,173	44,265,059
Tenant and Other Receivables	1,116,825	1,018,733
Deferred Rent Receivable	2,214,501	1,661,027
Loans Receivable, net	87,916	187,384
Prepaid Expenses	1,428,454	556,541
Financing Costs, net of Accumulated Amortization of
$2,546,806 and $2,122,218, respectively	3,213,762	2,405,426
Lease Costs, net of Accumulated Amortization of
$1,156,699 and $825,709, respectively	1,518,780	1,227,451
Intangible Assets, net of Accumulated Amortization of
$6,731,014 and $5,253,659, respectively	7,635,026	5,757,880
Other Assets	1,988,983	1,945,244
TOTAL ASSETS	$ 574,507,702	$ 476,986,836

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage Notes Payable	$ 237,943,911	$ 211,614,170
Subordinated Convertible Debentures	8,615,000	8,915,000
Loans Payable	5,200,000	16,860,950
Accounts Payable and Accrued Expenses	3,881,769	2,129,658
Other Liabilities	3,179,883	2,952,974
Total Liabilities	258,820,563	242,472,752

Shareholders' Equity:
Series A - 7.625% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share; 2,139,750 Shares Authorized,
Issued and Outstanding as of September 30, 2012 and 2011 respectively	53,493,750	53,493,750
Series B - 7.875% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share; 2,300,000 and -0- Shares Authorized,
Issued and Outstanding as of September 30, 2012 and 2011 respectively	57,500,000	-
Common Stock – $0.01 Par Value Per Share, 67,700,000 and 50,000,000
Shares Authorized; 40,696,692 and 36,785,037 Shares Issued
and 40,696,692 and 36,780,037 Shares Outstanding as of
September 30, 2012 and 2011, respectively	406,967	367,850
Excess Stock – $0.01 Par Value per share, 5,000,000 Shares
Authorized; No Shares Issued or Outstanding	-	-
Treasury Stock at Cost, -0- and 5,000 Shares as of
September 30, 2012 and 2011, respectively	-	(24,905)
Additional Paid-In Capital	198,902,485	179,392,039
Accumulated Other Comprehensive Income	5,383,937	2,368,163
Loans to Officers, Directors and Key Employees	-	(1,082,813)
Undistributed Income	-	-
Total Shareholders' Equity	315,687,139	234,514,084

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 574,507,702	$ 476,986,836

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 3 of 21

Consolidated Statements of Operations
(unaudited)
	Three Months Ended		Twelve Months Ended
	9/30/2012	9/30/2011	9/30/2012	9/30/2011
INCOME:
Rental Revenue	$11,261,485	$10,019,610	$43,393,813	$40,234,528
Reimbursement Revenue	1,785,450	1,938,387	7,094,957	7,906,956
Lease Termination Income	-	-	3,222,283	-

TOTAL INCOME	13,046,935	11,957,997	53,711,053	48,141,484

EXPENSES:
Real Estate Taxes	1,307,985	1,763,512	5,774,910	7,239,075
Operating Expenses	906,739	608,665	3,133,774	2,469,312
General & Administrative Expense	1,552,368	1,139,621	4,644,475	3,880,200
Acquisition Costs	46,839	19,683	667,799	425,157
Severance Expense	-	-	965,083	275,000
Depreciation	3,019,163	2,649,489	11,471,070	10,312,807

TOTAL EXPENSES	6,833,094	6,180,970	26,657,111	24,601,551
		-
OTHER INCOME (EXPENSE):
Interest and Dividend Income	783,936	870,625	3,358,674	3,100,327
Amortization	(628,983)	(489,439)	(2,439,315)	(1,855,227)
Gain on Securities Transactions, net	366,282	146,918	6,044,065	5,238,203
Interest Expense	(3,909,897)	(3,613,903)	(15,352,499)	(14,870,906)

TOTAL OTHER INCOME (EXPENSE)	(3,388,662)	(3,085,799)	(8,389,075)	(8,387,603)
		-
INCOME FROM CONTINUING OPERATIONS	2,825,179	2,691,228	18,664,867	15,152,330

INCOME FROM DISCONTINUED OPERATIONS	-	68,348	19,628	265,868

NET INCOME	2,825,179	2,759,576	18,684,495	15,418,198

Less: Preferred Dividend	2,151,837	1,019,805	5,513,126	4,079,219

NET INCOME ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$673,342	$1,739,771	$13,171,369	$11,338,979

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 4 of 21

FFO and FAD Reconciliation
(unaudited)
	Three Months Ended		Twelve Months Ended
	9/30/2012	9/30/2011	9/30/2012	9/30/2011
Revenues
Rental and Reimbursement Revenue	$13,046,935	$11,957,997	$53,711,053	$48,141,484
Interest and Dividend Income	783,938	870,625	3,358,674	3,100,327
Total Revenue	13,830,873	12,828,622	57,069,727	51,241,811

Expenses
Real Estate Taxes	1,307,985	1,763,512	5,774,910	7,239,075
Operating Expenses	906,739	608,665	3,133,774	2,469,312
Total Expenses	2,214,724	2,372,177	8,908,684	9,708,387

Net Operating Income from Discontinued Operations	-	97,575	19,628	322,660

Net Operating Income	11,616,149	10,554,020	48,180,671	41,856,084

General & Administrative Expense	1,552,368	1,139,621	4,644,475	3,880,200
Severance Expense	-	-	965,083	275,000

EBITDA	10,063,781	9,414,399	42,571,113	37,700,884

Interest Expense (including discontinued operations)	(3,909,897)	(3,631,573)	(15,352,499)	(14,876,623)
Gain on Securities Transactions, net	366,282	146,918	6,044,065	5,238,203
Acquisition Costs	(46,839)	(19,683)	(667,799)	(425,157)
Preferred Dividend	(2,151,837)	(1,019,805)	(5,513,126)	(4,079,219)
Other Amortization	(165,511)	(188,934)	(961,959)	(681,359)

Funds From Operations - FFO	4,155,979	4,701,322	26,119,795	22,876,729

Depreciation Expense (including discontinued operations)	(3,019,163)	(2,661,046)	(11,471,070)	(10,351,358)
Amortization of In-Place Lease Intangible Assets	(463,474)	(300,505)	(1,477,356)	(1,186,392)

Net Income Attributable to Common Shareholders	673,342	1,739,771	13,171,369	11,338,979

Funds From Operations - FFO	4,155,979	4,701,322	26,119,795	22,876,729

Acquisition Costs	46,839	19,683	667,799	425,157

Adjusted Funds From Operations - FFO	4,202,818	4,721,005	26,787,594	23,301,886

Funds From Operations - FFO	4,155,979	4,701,322	26,119,795	22,876,729

Gain on Securities Transactions, net	(366,282)	(146,918)	(6,044,065)	(5,238,203)
Stock Compensation Expense	271,096	65,964	593,811	163,150
Other Amortization	165,511	214,988	961,959	702,379
Straight-lined Rents	(367,986)	(17,949)	(553,474)	(86,093)
Recurring Capital Expenditures	(489,564)	(303,779)	(846,138)	(815,922)

Funds Available for Distribution - FAD	3,368,754	4,513,628	20,231,888	17,602,040

EBITDA	10,063,781	9,414,399	42,571,113	37,700,884

Interest Expense (includes discontinued operations)	(3,909,897)	(3,631,573)	(15,352,499)	(14,876,623)
Preferred Dividend	(2,151,837)	(1,019,805)	(5,513,126)	(4,079,219)
Stock Option Expense	271,096	65,964	593,811	163,150
Other Amortization	-	26,054	-	21,020
Acquisition Costs	(46,839)	(19,683)	(667,799)	(425,157)
Straight-lined Rents	(367,986)	(17,949)	(553,474)	(86,093)
Recurring Capital Expenditures	(489,564)	(303,779)	(846,138)	(815,922)

Funds Available for Distribution - FAD	$3,368,754	$4,513,628	$20,231,888	17,602,040

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 5 of 21

Financial Highlights
(unaudited)
	Three Months Ended		Twelve Months Ended
	9/30/2012	9/30/2011	9/30/2012	9/30/2011

Weighted Average Shares Outstanding
Basic	40,455,190	36,520,012	39,660,692	35,083,457
Diluted	40,702,668	36,555,221	39,819,621	35,131,718

Net Income Attributable to Common Shareholders	$673,342	$1,739,771	$13,171,369	$11,338,979

Basic	$0.02	$0.05	$0.33	$0.32
Diluted	0.02	0.05	0.33	0.32

Funds From Operations - FFO	$4,155,979	$4,701,322	$26,119,795	$22,876,729

Basic	$0.10	$0.13	$0.66	$0.65
Diluted	0.10	0.13	0.66	0.65

Adjusted Funds From Operations - FFO	$4,202,818	$4,721,005	$26,787,594	$23,301,886

Basic	$0.10	$0.13	$0.68	$0.66
Diluted	0.10	0.13	0.67	0.66

FFO Excluding Gains on Securities Transactions, net	$3,789,697	$4,554,404	$20,075,730	$17,638,526

Basic	$0.09	$0.12	$0.51	$0.50
Diluted	0.09	0.12	0.50	0.50

Funds Available for Distribution - FAD	$3,368,754	$4,513,628	$20,231,888	$17,602,040

Basic	$0.08	$0.12	$0.51	$0.50
Diluted	0.08	0.12	0.51	0.50

Dividends Declared per Common Share	$0.15	$0.15	$0.60	$0.60

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 6 of 21

Consolidated Statements of Cash Flows
(unaudited)
	Twelve Months Ended
	9/30/2012	9/30/2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$18,684,495	$15,418,198
Noncash Items Included in Net Income or Loss:
Depreciation & Amortization	13,910,385	12,249,416
Stock Compensation Expense	593,811	163,150
Gain on Securities Transactions, net	(6,044,065)	(5,238,203)
Changes In:
Tenant, Deferred Rent and Other Receivables	(651,566)	(457,566)
Prepaid Expenses & Other Assets	(1,366,452)	(382,622)
Accounts Payable, Accrued Expenses and Other Liabilities	1,682,213	374,446
NET CASH PROVIDED BY OPERATING ACTIVITIES	$26,808,821	$22,126,819
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(68,903,045)	(18,841,546)
Capital Improvements & Purchases of Equipment	(4,452,275)	(1,437,395)
Proceeds on Sale of Real Estate	2,553,507	-0-
Purchase of Noncontrolling Interests	-0-	(4,138,291)
Deposits on Acquisitions of Real Estate	(1,577,418)	(1,722,850)
Purchase of Securities Available for Sale	(32,718,667)	(20,347,387)
Proceeds from Sale of Securities Available for Sale	24,358,392	16,090,362
Collections on Loans Receivable	99,468	31,189
NET CASH USED IN INVESTING ACTIVITIES	$(80,640,038)	$(30,365,918)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Mortgages	56,033,000	7,800,000
Principal Payments on Mortgages	(29,703,259)	(17,341,678)
Net Proceeds from (Payments on) Loans	(11,660,950)	7,587,037
Repurchase of Subordinated Convertible Debentures	(150,000)	(5,075,000)
Repayment of Employee Loan	1,082,813	118,750
Financing Costs Paid on Debt	(1,439,305)	(419,089)
Net Distributions to Noncontrolling Interests	(80,536)	(160,868)
Proceeds from the Exercise of Stock Options	2,558,842	2,181,484
Proceeds from Registered Direct Placement of Preferred Stock,
net of offering costs	-0-	18,978,635
Proceeds from Underwritten Public Offering of Preferred
Stock, net of offering costs	55,032,835	-0-
Proceeds from Registered Direct Placement of Common
Stock, net of offering costs	16,189,700	-0-
Proceeds from Issuance of Common Stock, net of reinvestments	10,669,584	14,091,303
Preferred Dividends Paid	(5,135,783)	(4,079,219)
Common Stock Distributions Paid, net of reinvestments	(21,291,674)	(15,880,001)
NET CASH PROVIDED BY FINANCING ACTIVITIES	$72,105,267	$7,801,354
NET INCREASE IN CASH AND CASH EQUIVALENTS	18,274,050	(437,745)
CASH AND CASH EQUIVALENTS BEGINNING OF PERIOD	6,376,808	6,814,553
CASH AND CASH EQUIVALENTS END OF PERIOD	$24,650,858	$6,376,808

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 7 of 21

Capital Structure and Leverage Ratios		As of	As of
(unaudited)		9/30/2012	9/30/2011

Mortgage Notes Payable		$237,943,911	$211,614,170
Loans Payable		5,200,000	16,860,950
Subordinated Convertible Debentures		8,615,000	8,915,000
Total Debt		251,758,911	237,390,120

Series A - 7.625% Cumul. Redeemable Preferred		53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred		57,500,000	-
Common Stock, Paid-in-Capital & Other		204,693,389	181,020,334
Total Shareholders' Equity		315,687,139	234,514,084

Total Book Capitalization		567,446,050	471,904,204

Accumulated Depreciation		79,345,279	67,908,169
Total Undepreciated Book Capitalization		$646,791,329	$539,812,373

Shares Outstanding		40,696,692	36,780,037
Market Price Per Share		$11.19	$7.93

Equity Market Capitalization		$455,395,983	$291,665,693
Total Debt		251,758,911	237,390,120
Preferred		110,993,750	53,493,750
Total Market Capitalization		$818,148,644	$582,549,563

Total Debt		$251,758,911	$237,390,120
less: Cash and Cash Equivalents		24,650,858	6,376,808
Net Debt		$227,108,053	$231,013,312

Net Debt / Undepreciated Book Capitalization		35.1%	42.8%
Net Debt / Total Market Capitalization		27.8%	39.7%
Net Debt + Preferred / Total Market Capitalization		41.3%	48.8%

			Fiscal Year
	Three Months Ended		Ended
	9/30/2012	9/30/2011	9/30/2012
Net Income	$2,825,179	$2,759,576	$18,684,495
plus: Depreciation & Amortization (includes Discontinued Operations)	3,648,148	3,150,485	13,910,385
plus: Interest Expense (includes Discontinued Operations)	3,909,897	3,631,573	15,352,499
plus: Acquisition Costs	46,839	19,683	667,799
less: Gain On Securities Transactions, net	(366,282)	(146,918)	(6,044,065)
EBITDA	$10,063,781	$9,414,399	$42,571,113

Interest Expense (including discontinued operations)	$3,909,897	$3,631,573	$15,352,499
Preferred Dividends Paid	1,774,493	1,019,805	5,135,782
Total Fixed Charges	$5,684,390	$4,651,378	$20,488,281

Interest Coverage	2.6 x	2.6 x	2.8 x
Fixed Charge Coverage	1.8 x	2.0 x	2.1 x

Total Debt	$251,758,911	$237,390,120	$251,758,911
Annualized EBITDA	40,255,124	37,657,596	42,571,113

Total Debt / EBITDA	6.3 x	6.3 x	5.9 x

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 8 of 21

Debt Maturity

(unaudited)

Total Debt ($000's)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
-
13.8%
8.8%
10.1%
12.8%
16.3%
38.2%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
Thereafter
Mortgages
Convertible Debentures
Loans Payable

		Convertible	Loans
FY Year	Mortgages	Debentures	Payable	Total	% of Total

2013	34,684,162	-	-	34,684,162	13.8%
2014	18,538,092	3,620,000	-	22,158,092	8.8%
2015	19,463,899	4,995,000	1,012,039	25,470,938	10.1%
2016	30,929,525	-	1,270,162	32,199,687	12.8%
2017	38,150,699	-	2,917,799	41,068,498	16.3%
Thereafter	96,177,534	-	-	96,177,534	38.2%

Total as of 9/30/2012	$237,943,911	$8,615,000	$5,200,000	$251,758,911	100.0%

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 9 of 21

Property Table by Tenant
(unaudited)
	Property	Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
Tenant	Count	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

FedEx	37	3,665,453	43.1%	$23,966,000	52.7%	$6.54	$286,061,902	$126,064,448
Woodstream	1	388,671	4.6%	896,000	2.0%	3.50	13,116,870	3,041,207
CBOCS Distribution, Inc.	1	381,240	4.5%	1,371,000	3.0%	3.60	14,215,126	8,364,855
Best Buy Warehousing Logistics, Inc.	1	368,060	4.3%	1,582,000	3.5%	4.30	19,600,000	12,387,391
Various	2	356,138	4.2%	1,058,000	2.3%	4.01	4,325,844	-
Coca Cola / Western Container	2	323,358	3.8%	1,564,000	3.4%	4.84	18,839,339	7,426,238
Norton McNaughton of Squire, Inc.	1	306,000	3.6%	1,389,000	3.1%	4.54	12,972,474	6,806,437
Carrier Sales	2	244,317	2.9%	1,841,000	4.0%	7.54	22,110,915	10,426,352
Anda Pharmaceuticals, Inc	1	234,660	2.8%	1,181,000	2.6%	5.03	14,550,000	10,807,516
Caterpillar Logistics Services, Inc.	1	218,120	2.6%	1,169,000	2.6%	5.36	14,868,857	8,219,757
Anheuser-Busch, Inc.	1	184,800	2.2%	771,000	1.7%	4.17	12,386,675	3,711,003
Carlisle Tire & Wheel Company	1	179,280	2.1%	689,000	1.5%	3.84	7,025,401	2,184,083
Home Depot USA, Inc.	1	171,200	2.0%	883,000	1.9%	5.16	11,298,367	5,149,186
Kellogg Company	3	170,279	2.0%	1,061,000	2.3%	6.23	11,829,551	3,638,544
Vacant	2	166,585	2.0%	-	-	-	12,961,372	2,806,674
HD Supply, Inc.	1	160,000	1.9%	565,000	1.2%	3.53	5,489,822	1,609,176
Maidenform, Inc.	1	148,000	1.7%	444,000	1.0%	3.00	4,853,114	3,393,480
H.E.P. Direct	1	106,507	1.3%	302,000	0.7%	2.84	6,898,426	-
Pittsburgh Glass Works	1	102,135	1.2%	427,000	0.9%	4.18	3,900,602	-
National Oilwell	1	91,295	1.1%	728,000	1.6%	7.97	8,069,652	4,597,844
Joseph T. Ryerson	1	89,052	1.0%	506,000	1.1%	5.68	6,860,495	2,139,149
DHL	1	83,000	1.0%	621,000	1.4%	7.48	6,815,697	3,617,193
Sherwin-Williams Company	2	78,887	0.9%	628,000	1.4%	7.96	7,103,762	1,978,230
RGH Enterprises Inc.	1	75,000	0.9%	574,000	1.3%	7.65	5,525,600	4,158,552
Macy’s East, Inc.	1	59,400	0.7%	460,000	1.0%	7.74	4,839,501	2,442,483
Siemens	1	51,130	0.6%	452,000	1.0%	8.83	4,416,000	2,974,113
Highways & Skyways, of NC Inc.	1	40,560	0.5%	108,000	0.2%	4.32	2,195,346	-
Keystone Automotive	1	36,270	0.4%	135,000	0.3%	3.72	2,161,895	-
Graybar Electric Company	1	26,340	0.3%	109,000	0.2%	4.14	1,850,794	-

Total as of 9/30/2012	72	8,505,737	100.0%	$45,480,000	100.0%	$5.62	$547,143,399	$237,943,911

Acquisitions Subsequent to 9/30/12
Fedex Ground	1	172,005	2.0%	1,194,000	2.6%	6.94	14,350,000	9,500,000

Pro Forma Total	73	8,677,742	100.0%	$46,674,000	100.0%	$5.64	$561,493,399	$247,443,911

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 10 of 21

Property Table by State
(unaudited)
	Property	Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
State	Count	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

Tennessee	3	891,777	10.5%	$2,989,000	6.6%	$3.35	$33,582,397	$20,214,115
Florida	9	781,425	9.2%	4,820,000	10.6%	6.76	67,087,860	36,182,905
Illinois	7	720,439	8.5%	4,689,000	10.3%	6.51	61,153,681	17,769,823
Ohio	5	684,762	8.1%	3,599,000	7.9%	5.26	43,906,299	25,938,433
Missouri	4	654,073	7.7%	1,673,000	3.7%	3.95	29,110,344	6,055,691
Texas	6	629,895	7.4%	4,638,000	10.2%	7.36	53,340,801	32,944,728
South Carolina	3	510,560	6.0%	3,088,000	6.8%	6.05	32,294,144	12,768,088
North Carolina	4	455,067	5.4%	1,419,000	3.1%	3.23	19,436,708	5,002,656
Georgia	3	307,662	3.6%	1,769,000	3.9%	5.75	22,124,663	10,807,954
Virginia	4	303,863	3.6%	1,939,000	4.3%	6.38	22,972,193	5,815,609
Mississippi	3	297,000	3.5%	1,430,000	3.1%	4.81	17,878,794	10,807,516
Pennsylvania	1	292,000	3.4%	582,000	1.3%	2.89	2,949,631	-
Arizona	1	283,358	3.3%	1,232,000	2.7%	4.35	15,159,496	5,233,830
Michigan	2	265,089	3.1%	1,655,000	3.6%	6.24	21,166,902	13,264,569
New York	3	230,381	2.7%	1,893,000	4.2%	8.22	20,148,375	5,573,330
Kansas	2	219,280	2.6%	1,021,000	2.2%	4.66	10,705,244	4,376,491
Maryland	1	144,523	1.7%	1,426,000	3.1%	9.87	14,386,784	7,621,060
Wisconsin	1	139,564	1.6%	901,000	2.0%	6.46	9,373,672	1,554,081
Colorado	2	138,235	1.6%	1,208,000	2.7%	8.74	13,549,166	4,469,482
New Jersey	2	123,538	1.5%	936,000	2.1%	7.69	6,215,714	2,442,483
Oklahoma	1	119,912	1.4%	700,000	1.5%	5.84	9,453,000	6,134,146
Nebraska	1	89,115	1.0%	535,000	1.2%	6.00	5,689,405	566,053
Alabama	1	73,712	0.9%	412,000	0.9%	5.59	4,748,646	1,517,136
Minnesota	1	59,425	0.7%	433,000	1.0%	7.29	5,157,126	-
Connecticut	1	54,812	0.6%	358,000	0.8%	6.53	3,390,459	883,732
Iowa	1	36,270	0.4%	135,000	0.3%	3.72	2,161,895	-

Total as of 9/30/2012	72	8,505,737	100.0%	$45,480,000	100.0%	$5.62	$547,143,399	$237,943,911

Acquisitions Subsequent to 9/30/12
Texas	1	172,005	2.0%	1,194,000	2.6%	6.94	14,350,000	9,500,000

Pro Forma Total	73	8,677,742	100.0%	$46,674,000	100.0%	$5.64	$561,493,399	$247,443,911

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 11 of 21

Lease Expirations
(unaudited)
	Property	Square	% of Total	Annual	% of Total	Rent Per	Lease Exp.	Undepreciated	Mortgage
Fiscal Year	Count	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Term	Cost	Balance

2012	1	40,560	0.5%	108,000	0.2%	$4.32	-	2,195,346	-
2013	4	490,523	5.8%	2,065,000	4.5%	4.21	0.5 Yrs	22,096,894	8,496,372
2014	5	289,727	3.4%	1,846,000	4.1%	6.37	1.3 Yrs	19,088,083	3,892,268
2015	8	949,055	11.2%	4,971,000	10.9%	5.24	2.6 Yrs	53,793,740	23,212,995
2016	2	244,800	2.9%	1,077,000	2.4%	4.40	3.7 Yrs	16,757,590	3,711,003
2017	16	2,134,627	25.1%	11,837,000	26.0%	5.91	4.6 Yrs	148,507,816	58,835,557
2018	10	826,048	9.7%	5,647,000	12.4%	6.84	5.6 Yrs	69,583,626	27,875,458
2019	8	1,192,862	14.0%	7,324,000	16.1%	6.14	6.6 Yrs	85,129,176	39,852,725
2021	4	271,768	3.2%	1,750,000	3.8%	6.44	8.9 Yrs	20,341,956	12,586,185
2022	7	1,065,233	12.5%	5,836,000	12.8%	5.48	9.5 Yrs	70,679,898	45,384,049
2023	1	30,184	0.4%	123,000	0.3%	4.08	10.2 Yrs	1,926,932	1,075,398
2024	2	447,627	5.3%	1,838,000	4.0%	4.11	11.7 Yrs	19,755,126	10,215,227

Various	2	356,138	4.2%	1,058,000	2.3%	4.01	-	4,325,844	-
Vacant	2	166,585	2.0%	-	-	-	-	12,961,372	2,806,674

Total as of 9/30/12	72	8,505,737	100.0%	$45,480,000	100.0%	$5.62	5.3 Yrs	$547,143,399	$237,943,911

Acquisitions Subsequent to 9/30/12
2022	1	172,005	2.0%	1,194,000	2.6%	6.94	9.3 Yrs	14,350,000	9,500,000

Pro Forma Total	73	8,677,742	100.0%	$46,674,000	100.0%	$5.64	5.5 Yrs	$561,493,399	$247,443,911

Recent Acquisitions
(unaudited)
				Fiscal Year	Square	Annual	Rent Per	Lease	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Footage	Rent	Sq. Ft. Occup.	Expiration	Cost	Balance
1	Fedex Ground	Waco	TX	2012	102,594	659,000	6.42	5/29/2022	8,733,000	5,781,464

	As of 9/30/12				102,594	$659,000	$6.42		$8,733,000	$5,781,464

2	Fedex Ground	Livonia	MI	2013	172,005	1,194,000	6.94	1/31/2022	14,350,000	9,500,000

	Pro Forma Total				274,599	$1,853,000	$6.75		$23,083,000	$15,281,464

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 12 of 21

Property Table
(unaudited)
				Fiscal Year		Square	Annual	Rent Per	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Occup.	Footage	Rent	Sq. Ft. Occup.	Term	Cost	Balance

1	FedEx	Memphis	TN	2010	100.0%	449,900	$1,296,000	$2.88	6.7 Yrs	$14,600,000	$9,478,694
2	Woodstream	St. Joseph	MO	2001	65.9%	388,671	896,000	3.50	5.0 Yrs	13,116,870	3,041,207
3	CBOCS Distribution, Inc.	Lebanon	TN	2011	100.0%	381,240	1,371,000	3.60	11.8 Yrs	14,215,126	8,364,855
4	Best Buy Warehousing Logistics, Inc.	Streetsboro	OH	2012	100.0%	368,060	1,582,000	4.30	9.3 Yrs	19,600,000	12,387,391
5	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,389,000	4.54	2.6 Yrs	12,972,474	6,806,437
6	Various	Monaca	PA	1997	69.0%	292,000	582,000	2.89	-	2,949,631	-
7	Western Container Corp	Tolleson	AZ	2003	100.0%	283,358	1,232,000	4.35	4.6 Yrs	15,159,496	5,233,830
8	Anda Pharmaceuticals, Inc	Olive Branch	MS	2012	100.0%	234,660	1,181,000	5.03	9.7 Yrs	14,550,000	10,807,516
9	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	218,120	1,169,000	5.36	4.2 Yrs	14,868,857	8,219,757
10	Fedex Ground Package System. Inc	Orion	MI	2007	100.0%	193,156	1,285,000	6.65	4.8 Yrs	16,683,289	10,453,436
11	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	771,000	4.17	3.7 Yrs	12,386,675	3,711,003
12	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,535,000	8.33	6.3 Yrs	17,740,000	10,426,352
13	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	689,000	3.84	0.7 Yrs	7,025,401	2,184,083
14	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	883,000	5.16	2.7 Yrs	11,298,367	5,149,186
15	Fedex Ground Package System. Inc	Tampa	FL	2004	100.0%	167,527	1,412,000	8.43	6.3 Yrs	17,719,825	9,125,605
16	HD Supply, Inc.	Monroe	NC	2001	100.0%	160,000	565,000	3.53	4.1 Yrs	5,489,822	1,609,176
17	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	444,000	3.00	0.3 Yrs	4,853,114	3,393,480
18	Fedex Ground Package System. Inc	Beltsville	MD	2001	100.0%	144,523	1,426,000	9.87	5.8 Yrs	14,386,784	7,621,060
19	Fedex Ground Package System. Inc	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	4.8 Yrs	9,373,672	1,554,081
20	Federal Express Corporation	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	4.7 Yrs	18,536,743	4,792,255
21	Fedex Ground Package System. Inc	Oklahoma City	OK	2012	100.0%	119,912	700,000	5.84	9.5 Yrs	9,453,000	6,134,146
22	Fedex Ground Package System. Inc	Edinburg	TX	2011	100.0%	113,582	598,000	5.26	8.9 Yrs	7,414,000	4,569,920
23	Federal Express Corporation	Richmond	VA	2001	100.0%	112,799	677,000	6.00	2.1 Yrs	7,713,063	1,692,150
24	Fedex Ground Package System. Inc	Ft. Mill	SC	2010	100.0%	112,784	1,024,000	9.08	7.0 Yrs	11,715,000	3,881,926
25	Federal Express Corporation	Orlando	FL	2008	100.0%	110,638	659,000	5.96	5.2 Yrs	8,492,904	5,172,705
26	H.E.P. Direct	Winston-Salem	NC	2002	100.0%	106,507	302,000	2.84	5.3 Yrs	6,898,426	-
27	Fedex Ground Package System. Inc	Cheektowaga	NY	2007	100.0%	104,981	966,000	9.20	6.9 Yrs	10,932,057	1,414,778
28	RPS Ground (FDX)	West Chester Twp	OH	2000	100.0%	103,818	499,000	4.81	0.9 Yrs	5,061,253	2,918,809
29	Fedex Ground Package System. Inc	Waco	TX	2012	100.0%	102,594	659,000	6.42	9.7 Yrs	8,733,000	5,781,464
30	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	427,000	4.18	2.7 Yrs	3,900,602	-
31	Vacant	Liberty	MO	1998	-	98,200	-	na	-	7,344,498	259,672
32	Federal Express Corporation	Jacksonville	FL	1999	100.0%	95,883	530,000	5.53	6.7 Yrs	6,155,500	2,551,257
33	Federal Express Corporation	Tampa	FL	2006	100.0%	95,662	603,000	6.30	5.0 Yrs	7,565,717	4,755,184
34	Fedex Ground Package System. Inc	El Paso	TX	2007	100.0%	91,854	668,000	7.27	3.0 Yrs	6,619,649	4,556,424
35	Fedex Ground Package System. Inc	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	5.8 Yrs	7,606,670	2,079,725
36	National Oilwell	Houston	TX	2010	100.0%	91,295	728,000	7.97	10.0 Yrs	8,069,652	4,597,844
37	Federal Express Corporation	Omaha	NE	1999	100.0%	89,115	535,000	6.00	1.1 Yrs	5,689,405	566,053
38	Fedex Ground Package System. Inc	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	4.1 Yrs	10,521,458	6,159,845
39	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	506,000	5.68	4.3 Yrs	6,860,495	2,139,149
40	Fedex Ground Package System. Inc	Ft. Myers	FL	2003	100.0%	87,500	416,000	4.75	2.1 Yrs	4,977,449	2,126,128
41	DHL	Roanoke	VA	2007	100.0%	83,000	621,000	7.48	4.2 Yrs	6,815,697	3,617,193
42	Federal Express Corporation	Bedford Heights	OH	2007	100.0%	82,269	421,000	5.12	5.9 Yrs	6,620,313	3,334,608
43	Fedex Ground Package System. Inc	Richfield	OH	2006	100.0%	79,485	645,000	8.11	4.1 Yrs	8,208,733	4,323,512
44	RGH Enterprises Inc.	Halfmoon	NY	2012	100.0%	75,000	574,000	7.65	9.2 Yrs	5,525,600	4,158,552
45	Fedex Ground Package System. Inc	Huntsville	AL	2005	100.0%	73,712	412,000	5.59	9.9 Yrs	4,748,646	1,517,136
46	Federal Express Corporation	Schaumburg	IL	1997	100.0%	73,500	515,000	7.01	4.5 Yrs	4,967,639	-
47	Federal Express Corporation	Romulus	MI	1998	100.0%	71,933	370,000	5.14	8.7 Yrs	4,483,613	2,811,133
48	Fedex Ground Package System. Inc	Denver	CO	2005	100.0%	69,865	564,000	8.07	5.8 Yrs	6,354,051	2,138,347
49	Vacant	Tampa	FL	2007	-	68,385	-	na	-	5,616,874	2,547,002
50	Fedex Ground Package System. Inc	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	6.0 Yrs	7,195,115	2,331,135
51	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	467,000	7.03	11.3 Yrs	5,540,000	1,850,372
52	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	350,000	5.38	2.8 Yrs	4,748,374	2,754,812
53	Various	Somerset	NJ	1970	97.1%	64,138	476,000	7.64	-	1,376,213	-

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 13 of 21

Property Table
(unaudited)
				Fiscal Year		Square	Annual	Rent Per	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Occup.	Footage	Rent	Sq. Ft. Occup.	Term	Cost	Balance

54	Federal Express Corporation	Chattanooga	TN	2007	100.0%	60,637	322,000	5.31	5.1 Yrs	4,767,271	2,370,566
55	Carrier Sales	Richmond	VA	2007	100.0%	60,000	306,000	5.10	3.7 Yrs	4,370,915	-
56	Federal Express Corporation	White Bear Lake	MN	2007	100.0%	59,425	433,000	7.29	0.2 Yrs	5,157,126	-
57	Macy’s East, Inc.	Carlstadt	NJ	2007	100.0%	59,400	460,000	7.74	1.5 Yrs	4,839,501	2,442,483
58	Fedex Ground Package System. Inc	Augusta	GA	2005	100.0%	59,358	477,000	8.04	5.8 Yrs	5,328,874	1,512,799
59	Keebler Company	Newington	CT	2001	100.0%	54,812	358,000	6.53	1.4 Yrs	3,390,459	883,732
60	Siemens	Lebanon	OH	2012	100.0%	51,130	452,000	8.84	6.6 Yrs	4,416,000	2,974,113
61	Keebler Company	Orangeburg	NY	1993	100.0%	50,400	353,000	7.00	1.4 Yrs	3,690,718	-
62	Federal Express Corporation	Charlottesville	VA	1999	100.0%	48,064	335,000	6.97	4.9 Yrs	4,072,518	506,266
63	Fedex Ground Package System. Inc	Corpus Christi	TX	2012	100.0%	46,253	450,000	9.73	8.9 Yrs	4,764,500	3,012,724
64	Highways & Skyways, of NC Inc.	Greensboro	NC	1993	61.6%	40,560	108,000	4.32	-	2,195,346	-
65	Coca Cola Enterprises, Inc.	Topeka	KS	2009	100.0%	40,000	332,000	8.30	9.0 Yrs	3,679,843	2,192,408
66	Keystone Automotive	Urbandale	IA	1994	100.0%	36,270	135,000	3.72	4.5 Yrs	2,161,895	-
67	Federal Express Corporation	Richland	MS	1994	100.0%	36,000	140,000	3.89	1.5 Yrs	1,478,000	-
68	Federal Express Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	4.8 Yrs	4,104,915	2,430,666
69	Federal Express Corporation	Lakeland	FL	2007	100.0%	32,105	157,000	4.89	5.2 Yrs	1,933,218	1,314,513
70	Federal Express Corporation	Augusta	GA	2007	100.0%	30,184	123,000	4.08	10.2 Yrs	1,926,932	1,075,398
71	Graybar Electric Company	Jackson	MS	1993	100.0%	26,340	109,000	4.14	6.8 Yrs	1,850,794	-
72	Sherwin-Williams Company	Burr Ridge	IL	1997	100.0%	12,500	161,000	12.88	2.1 Yrs	1,563,762	127,858
	Total as of 9/30/12				95.2%	8,505,737	$45,480,000	$5.62	5.3 Yrs	$547,143,399	$237,943,911

	Acquisitions Subsequent to 9/30/12
73	Fedex Ground Package System. Inc	Livonia	MI	2013	100.0%	172,005	1,194,000	6.94	9.3 Yrs	14,350,000	9,500,000
	Pro Forma Total				95.3%	8,677,742	$46,674,000	$5.64	5.5 Yrs	$561,493,399	$247,443,911

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 14 of 21

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), adjusted funds from operations ("Adjusted FFO"), net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and funds available for distribution ("FAD"), variously defined, as supplemental performance measures.  While the Company believes net income available to common stockholders, as defined by GAAP, is the most appropriate measure, it considers NOI, EBITDA, FFO, Adjusted FFO and FAD, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures.  FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets.  Adjusted FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses.  EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. FAD provides a tool to further evaluate ability to fund dividends.  In addition, NOI, EBITDA, FFO and FAD are commonly used in various ratios, pricing multiples and yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO to be equal to net income applicable to common stockholders plus depreciation and amortization on real estate minus accumulated depreciation and amortization on real estate sold.  FFO includes gains and losses realized on securities investments.

Adjusted FFO is calculated as FFO plus acquisition costs

NOI is calculated as revenues of the Company, minus property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses.  NOI includes NOI from discontinued operations.  NOI excludes realized gains (losses) on securities transactions.

EBITDA is calculated as NOI minus general and administrative expenses. EBITDA includes EBITDA from discontinued operations. EBITDA excludes realized gains (losses) on securities transactions.

FAD is calculated as EBITDA minus GAAP interest expense, minus preferred stock dividends, minus capital expenditures and straight-line rents plus non-real estate amortization.  FAD excludes realized gains (losses) on securities transactions.

NOI, EBITDA, FFO, Adjusted FFO and FAD do not represent cash generated from operating activities in accordance with GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, EBITDA, FFO Adjusted FFO and FAD should not be considered as substitutes for net income applicable to common stockholders (calculated in accordance with GAAP) as a measure of results of operations or cash flows (calculated in accordance with GAAP) as a measure of liquidity. NOI, EBITDA, FFO, Adjusted FFO and FAD as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 15 of 21

FOR IMMEDIATE RELEASE

December 12, 2012

Contact:  Susan Jordan

     732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE YEAR ENDED AND FOURTH QUARTER

 SEPTEMBER 30, 2012

FREEHOLD, NJ, December 12, 2012........Monmouth Real Estate Investment

Corporation (NYSE/MNR) reported Funds from operations (FFO) of $26,120,000 or $0.66 per diluted share for the twelve months ended September 30, 2012 as compared to $22,877,000 or $0.65 per diluted share for the twelve months ended September 30, 2011.  Adjusted FFO (which we define as FFO plus acquisition costs) for the full fiscal year 2012 was $26,788,000 versus $23,302,000 in 2011. On a diluted per share basis, Adjusted FFO was $0.67 per share in fiscal 2012 versus $0.66 per share in 2011.  For the three months ended September 30, 2012, FFO was $4,156,000 or $0.10 per diluted share, as compared to $4,701,000 or $0.13 per diluted share for the comparable period a year ago. During our latest fiscal quarter, FFO was impacted by approximately $1,057,000 or $0.03 per diluted share of additional preferred dividends following our latest preferred stock offering and the subsequent deployment of our capital which is still ongoing.

A summary of significant financial information for the three and twelve months ended September 30, 2012 and 2011 is as follows:

		Three- Months Ended September 30

		2012		2011
Rental Revenue		$11,261,000		$10,020,000
Reimbursement Revenue		$1,785,000		$1,938,000
Total Expenses		$6,833,000		$6,181,000
Interest and Dividend Income		$784,000		$871,000
Gain on Securities Transactions, net		$366,000		$147,000
Income from Continuing Operations Income from Discontinued Operations	$ $	2,825,000 -0-	$ $	2,691,000 68,000
Net Income Attributable to Common Shareholders		$673,000		$1,740,000
Net Income Attributable to Common Shareholders Per Common Share		$0.02		$0.05
FFO (1)		$4,156,000		$4,701,000
FFO Per Common Share (1)		$0.10		$0.13
Weighted Avg. Diluted Common Shares Outstanding		40,703,000		36,555,000

(continued on next page)

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 16 of 21

		Twelve Months Ended September 30,
		2012		2011
Rental Revenue		$43,394,000		$40,235,000
Reimbursement Revenue		$7,095,000		$7,907,000
Lease Termination Income		$3,222,000		$-0-
Total Expenses		$26,657,000		$24,602,000
Interest and Dividend Income		$3,359,000		$3,100,000
Gain on Securities Transactions, net		$6,044,000		$5,238,000
Income from Continuing Operations Income from Discontinued Operations	$ $	18,665,000 20,000	$ $	15,152,000 266,000
Net Income Attributable to Common Shareholders		$13,171,000		$11,339,000
Net Income Attributable to Common Shareholders Per Common Share		$0.33		$0.32
FFO (1)		$26,120,000		$22,877,000
FFO Per Common Share (1)		$0.66		$0.65
Weighted Avg. Diluted Common Shares Outstanding		39,820,000		35,132,000

A summary of significant balance sheet information as of September 30, 2012 and 2011 is as follows:

	September 30, 2012	September 30, 2011
Net Real Estate Investments	$468,967,000	$409,024,000
Securities Available for Sale	$61,685,000	$44,265,000
Total Assets	$574,508,000	$476,987,000
Mortgage Notes Payable	$237,944,000	$211,614,000
Subordinated Convertible Debentures	$8,615,000	$8,915,000
Loans Payable	$5,200,000	$16,861,000
Total Shareholders’ Equity	$315,687,000	$234,514,000

Eugene W. Landy, President, commented on the results of fiscal year 2012, "We continued to successfully expand our portfolio through the pursuit of selective high quality acquisitions and by opportunistically accessing the public capital markets.  During 2012, the Company accomplished among the following:

•	Acquired 1.0 million square feet of high quality industrial space increasing gross leasable area by 13% and income from property operations by 17%
•	Re-leased over 1.5 million square feet
•	Raised approximately $85 million in common and preferred equity capital
•	Entered into contracts to acquire 1.8 million square feet in new Class A build-to suits
•	Contracted to add approximately 200,000 square feet in building expansions."

(continued on next page)

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 17 of 21

Mr. Landy stated, "Our business model of investing in net-leased industrial properties on long-term leases to investment grade tenants continued to deliver solid performance despite weaknesses in the broader economy. During fiscal 2012, we successfully re-leased 11 of the 12 expiring leases as well as a building that was previously vacant, representing a total of 1.5 million square feet of new leases.  10 of these new leases totaling approximately 1.1 million square feet were renewals with existing tenants representing an overall 86% tenant retention rate. Our occupancy rate is currently 95%."

"In addition to the 1.0 million square feet representing $70.4 million in acquisitions in fiscal 2012, Monmouth has already added another 172,000 square feet in acquisitions since year end and has an acquisition pipeline of eight new Class A build-to-suit, industrial buildings totaling 1.8 million square feet that are currently being developed. The total purchase price for these eight properties is approximately $109.0 million.”

“We made significant progress in fiscal 2012 through a combination of opportunistic capital raises, including preferred and common equity that generated approximately $85 million in total proceeds. This includes $57.5 million in preferred equity that we raised this past June. We ended the year with net debt to total market capitalization at 28% and with $24.7 million in cash and cash equivalents reflecting yet to be spent proceeds from our recent preferred stock offering. Given our sizeable acquisition pipeline and our strong financial position, we are well positioned to continue to grow the Company going into 2013."

Monmouth Real Estate Investment Corporation, a real estate investment trust (REIT) specializing in net-leased industrial properties, will host its Fourth Quarter and Fiscal Year-End 2012 Financial Results Webcast and Conference Call.  Senior management will discuss quarterly results, current market conditions and future outlook on Thursday, December 13, 2012 at 10:00 a.m. Eastern Time.

Monmouth Real Estate’s fourth quarter and fiscal year-end financial results and supplemental information herewith will be available on the company website at www.mreic.com in the “Financial Information & Filings” section.

To participate in the webcast select the microphone icon at the top of the homepage on the company’s website at www.mreic.com.  Interested parties can also participate via conference call by calling toll free 877-317-6789 (domestically) or 412-317-6789 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, December 13, 2012.  It will be available until January 31, 2013, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10019790.  A transcript of the call and the webcast replay will be available at the company’s website, www.mreic.com.

(continued on next page)

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 18 of 21

Formed in 1968, Monmouth Real Estate Investment Corporation is a publicly-owned real estate investment trust specializing in net-leased industrial properties subject to long-term leases primarily to investment grade tenants.  The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of seventy-two industrial properties and one shopping center located in twenty-six states.  In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties.  Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

(continued on next page)

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 19 of 21

Notes:

(1)  Non-GAAP Information:  FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization.   Adjusted FFO is defined as FFO plus acquisition costs.  FFO per common share is defined as FFO divided by weighted average diluted common shares outstanding.  FFO and Adjusted FFO per common share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs).  FFO and Adjusted FFO per common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis.  The items excluded from FFO and Adjusted FFO per common share are significant components in understanding the Company’s financial performance.

FFO and Adjusted FFO per common share (A) do not represent cash flow from operations as defined by generally accepted accounting principles; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity.  FFO and Adjusted FFO per common share, as calculated by the Company, may not be comparable to similarly entitled measures reported by other REITs.

The Company’s FFO and Adjusted FFO for the three and twelve months ended September 30, 2012 and 2011 is calculated as follows:

	Three Months Ended		Twelve Months Ended
	9/30/2012	9/30/2011	9/30/2012	9/30/2011

Net Income Attributable to Common Shareholders	$673,000	$1,740,000	$13,171,000	$11,339,000
Depreciation Expense	3,019,000	2,649,000	11,471,000	10,313,000
Depreciation Related to Discontinued Operations	-0-	12,000	-0-	39,000
Amortization of In-Place Lease Intangible Assets	464,000	300,000	1,478,000	1,186,000
FFO Attributable to Common Shareholders	$4,156,000	$4,701,000	$26,120,000	$22,877,000
Acquisition Costs	47,000	20,000	68,000	425,000
Adjusted FFO Attributable to Common Shareholders	$4,203,000	$4,721,000	$26,788,000	$23,302,000

The following are the cash flows provided (used) by operating, investing and financing activities for the twelve months ended September 30, 2012 and 2011:

	Twelve Months Ended
	2012	2011

Operating Activities	$26,809,000	$22,127,000
Investing Activities	(80,640,000)	(30,366,000)
Financing Activities	72,105,000	7,801,000

(continued on next page)

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 20 of 21

The following is the net income per common share for the three and twelve months ended September 30, 2012 and 2011:

	Three Months Ended	Twelve Months Ended
	9/30/12	9/30/11	9/30/12	9/30/11

BASIC INCOME – PER SHARE
Income from Continuing Operations	$0.07	$0.07	$0.47	$0.43
Income from Discontinued Operations	-0-	-0-	-0-	0.01
Net Income	0.07	0.07	0.47	0.44
Less: Preferred Dividend	(0.05)	(0.02)	(0.14)	(0.12)
Net Income Attributable to Common Shareholders - Basic	$0.02	$0.05	$0.33	$0.32

DILUTED INCOME – PER SHARE
Income from Continuing Operations	$0.07	$0.07	$0.47	$0.43
Income from Discontinued Operations	-0-	-0-	-0-	0.01
Net Income	0.07	0.07	0.47	0.44
Less: Preferred Dividend	(0.05)	(0.02)	(0.14)	(0.12)
Net Income Attributable to Common Shareholders - Diluted	$0.02	$0.05	$0.33	$0.32

# # # # #

Fourth Quarter FY 2012 & FY 2012 Supplemental of Monmouth Real Estate Investment Corp.           Page 21 of 21